UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 27, 2010

IMAGINE MEDIA, LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	005-84223	26-0731818
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

1155 Sherman Street, Suite 307

          Denver, CO  80203
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (720) 364-5994

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01	REGULATION FD DISCLOSURE

      On January 27, 2010, Imagine Media, Ltd. (the “Company”)  issued a press release announcing it has signed a non-binding Letter of Intent to acquire DMI Life Sciences, Inc., a Denver, Colorado based biotechnology company.  A copy of the press release is attached hereto as Exhibit 99.1

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

99.1	Press Release dated January 27, 2010.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Imagine Media, Ltd. (Registrant)

Dated: January 28, 2010	__/s/ Gregory A. Bloom_ Gregory A. Bloom, President

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